Security Large Cap Value Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

Supplement Dated July 12, 2013 to the Statement of Additional Information (the “SAI”)

Dated June 7, 2013, as Supplemented from Time to Time

This supplement provides new and additional information beyond that contained in the currently effective SAI referenced above:

Effective immediately, the SAI shall be revised as follows:

The eighth paragraph of the section titled “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

Only the Fund’s President or CCO may authorize disclosure of the Fund’s securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Fund’s policies and procedures on disclosure of portfolio holdings.

The eighth paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Funds” is deleted in its entirety and replaced with the following:

The Chairman of the Board of Directors, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined in the 1940 Act, of the Fund and is an Independent Director. The Board has determined that the leadership structure of the Fund is appropriate, given its specific characteristics and circumstances; in particular, the Board has considered that the Chairman is an Independent Director and that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Fund.

The first three sentences of the first paragraph of the section titled “Remuneration of Directors and Others” are deleted in their entirety and replaced with the following:

The Independent Directors of the Fund receive from the Family of Funds an annual retainer of $50,000 and a fee of $8,000 per meeting, plus reasonable travel costs, for each meeting of the Board attended. Mr. Chubb, the Chairman of the Board, will receive an additional annual retainer of $16,000. In addition, the Independent Directors of the Fund will receive $6,000 per meeting of the Audit Committee and $3,500 per meeting of any other Board committee, plus reasonable travel costs, for each Board committee meeting attended.

Investors should retain this supplement for future reference.

LCVI-SUP-0713x0614